                                                                     Exhibit 4.5

                        WAIVER AND FIRST AMENDMENT dated as of February 7, 2000
                  (this "Waiver and Amendment"), to the Amended and Restated Credit Agreement dated as of November 6, 1998 (the "Credit Agreement"), among SCHEIN PHARMACEUTICAL, INC., a Delaware corporation (the "Borrower"), the lenders party hereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as issuing bank and as collateral agent.

            The Borrower has requested that the Lenders waive compliance with certain covenants contained in the Credit Agreement, and the Lenders executing this Waiver and Amendment are willing to waive compliance with such covenants on the terms and conditions and for the period set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

            SECTION 1. Waiver of Certain Covenants. (a) Subject to Section 5 below, the undersigned Lenders hereby waive compliance, at all times on or after September 26, 1999, and on or prior to March 15, 2000, with the covenants contained in (i) Section 6.14 of the Credit Agreement, but only so long as the Leverage Ratio shall not at any time on or after September 26, 1999, have exceeded 6.00 to 1.00; (ii) Section 6.17 of the Credit Agreement, but only so long as the Fixed Charge Coverage Ratio shall not at any time on or after September 26, 1999, have been less than 0.60 to 1.00; and (iii) Section 6.18 of the Credit Agreement, but only so long as the Interest Expense Coverage Ratio shall not at any time on or after September 26, 1999, have been less than 2.00 to 1.00. The waivers provided for in the preceding sentence will terminate on the earlier of (x) 5:00 p.m., New York City time, on March 15, 2000, (y) any date on which an Event of Default shall occur under the Credit Agreement (giving effect to the waiver provided for in this Section) and (z) any date on which the Borrower shall fail to perform any of its undertakings under this Waiver and Amendment (the first to occur of the dates referred to in the preceding clauses
(x), (y) and (z) being called the "Termination Date").

            (b) Notwithstanding any other provision of this Waiver and Amendment, on the Termination Date, the waiver set forth in the preceding paragraph (a) shall terminate and cease to be of any force or effect, and the Administrative Agent, the Collateral Agent and the Lenders shall have all rights under the Loan Documents that would have been available to them had such waiver never been granted.

            SECTION 2. Certain Amendments to Credit Agreement. (a) The definition of "Applicable Percentage" in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (b) of the third sentence following the table therein and inserting in its place the following:

            "(b) subject to clause (a) above, Category 6 from and including February

            7, 2000, through the Termination Date (as defined in the Waiver and First Amendment dated as of February 7, 2000, to this Agreement").

            (b) The definition of "Net Income" in Section 1.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following new sentence:

            "For any period including the fiscal quarter ended December 25, 1999, Net Income shall be determined without giving effect to a non-cash impairment charge for Marsam Pharmaceutical, Inc. in a pre-tax amount not to exceed $63,000,000 to be recorded by the Borrower as of December 25, 1999."

            (c) The definition of "Net Worth" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                  "Net Worth" as of any date shall mean Stockholder's Equity as of such date plus the amount of any charge by the Borrower for acquired in process research and development expenses of the Company for the Marsam acquisition to the extent such charge is less than $35,000,000 plus (a) the lesser of (i) the amount of any non-cash Steris Charges taken by the Borrower and the Subsidiaries and (ii) $117,000,000, plus (b) the amount of a non-cash impairment charge for Marsam Pharmaceutical, Inc. in a pre-tax amount not to exceed $63,000,000 to be recorded by the Borrower as of December 25, 1999.

            SECTION 3. Certain Agreements of the Company. (a) The Borrower agrees, not later than March 3, 2000, to deliver to the Administrative Agent, with a copy for each Lender, (i) projected balance sheets, income statements, statements of cash flows and covenant levels, including projection assumptions, for each financial quarter from the date hereof to and including the Maturity Date with respect to the Borrower and its consolidated Subsidiaries, (ii) information, satisfactory to the Administrative Agent, with respect to the extraordinary charges to be recorded by the Borrower as of December 25, 1999,
(iii) a balance sheet, income statement and statement of cash flows for the year ended December 25, 1999 and (iv) an income statement for December, 1999.

      (b) Without limiting the obligations of the Borrower under Section 9.05 of the Credit Agreement, the Borrower agrees from time to time upon demand to pay the reasonable fees and the out-of-pocket expenses of (i) financial advisors retained by the Administrative Agent on behalf of the Lenders and (ii) such additional counsel and other consultants as the Administrative Agent shall deem it advisable to retain to provide advice to the Administrative Agent and the Lenders.

      (c) The Borrower agrees to pay to the Administrative Agent on the Effective Date a fee of $100,000 to be distributed by the Administrative Agent among the Lenders that shall have executed this Waiver and Amendment on or prior to 12:00 noon, New York City time, on such date ratably in accordance with the amounts of their outstanding Loans, L/C Exposures and unused Revolving Credit Commitments.

      (d) The Borrower agrees (i) subject to the obtaining of required consents from landlords, promptly, and not later than March 1, 2000, to execute and deliver and to cause the Domestic Subsidiaries to execute and deliver such mortgages with respect to leasehold interests held by the Borrower and the Domestic Subsidiaries as shall have been requested by the Collateral Agent and (ii) to use its best efforts promptly to obtain all such landlord consents as shall be required to permit the execution and delivery of the mortgages referred to in the preceding clause (i).

            SECTION 4. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that:

                  (i) After giving effect to this Waiver, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof.

                  (ii) After giving effect to this Waiver, no Event of Default or Default has occurred and is continuing.

            SECTION 5. Conditions to Effectiveness of Waivers and Amendments. The waivers set forth in Section 1 and the amendments set forth in Section 2 shall become effective as of the date of this Waiver and Amendment, but only upon the satisfaction on or prior to the date hereof of the following conditions precedent (the date on which the last of such conditions is satisfied being called the "Effective Date"):

                  (a) the Administrative Agent shall have received counterparts of this Waiver and Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders;

                  (b) the Administrative Agent shall have received in
            immediately available funds the Waiver Fee referred to in Section 3;

                  (c) the Administrative Agent shall have received such evidence as it or its counsel shall have requested as to the corporate power and authority of the Borrower to enter into and perform its obligations under this Waiver and Amendment;

                  (d) the representations and warranties set forth in Section 4 shall be true and correct; and

                  (e) the Borrower and the Domestic Subsidiaries shall have
            executed and delivered all such amendments to the Pledge Agreement and other instruments and documents as shall have been requested by the Collateral Agent in order to subject to the Lien of the Pledge Agreement and to perfect the Lien of the Pledge Agreement in all equity interests owned by the Borrower and the Domestic Subsidiaries in persons that are not Subsidiaries.

            SECTION 6. Credit Agreement. Except as expressly set forth herein, this Waiver and Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders and the Administrative Agent under the Credit Agreement, or alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Waiver and Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. The agreements set forth in this Waiver and Amendment shall be deemed for all purposes to be covenants contained in Article VI of the Credit Agreement as amended hereby, and the failure of the Borrower to perform any of such agreements in accordance with the terms thereof shall constitute an Event of Default under the Credit Agreement as so amended.

            SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for (a) the fees and expenses referred to in Section 3(c) and (b) its out-of-pocket expenses reasonably incurred in connection with this Waiver and Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

            SECTION 8. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 9. Counterparts. This Waiver and Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Waiver and Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                              SCHEIN PHARMACEUTICAL, INC.,


                              by /s/ James A. Meer
                                 -----------------------------------------------
                                 Name:  James A. Meer
                                 Title: Vice President & Treasurer


                              THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent and Issuing Bank,


                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK,

                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              THE BANK OF NOVA SCOTIA,

                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:

effective as delivery of a manually executed counterpart of this Waiver and Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                              SCHEIN PHARMACEUTICAL, INC.,


                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent and Issuing Bank,


                              by /s/ Dawn Lee Lum
                                 -----------------------------------------------
                                 Name:  Dawn Lee Lum
                                 Title: Vice President


                              THE BANK OF NEW YORK,

                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              THE BANK OF NOVA SCOTIA,

                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:

effective as delivery of a manually executed counterpart of this Waiver and Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                              SCHEIN PHARMACEUTICAL, INC.,


                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent and Issuing Bank,


                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK,

                              by /s/ Michael B. Scaduto
                                 -----------------------------------------------
                                 Name:  Michael B. Scaduto
                                 Title: Vice President


                              THE BANK OF NOVA SCOTIA,

                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:

effective as delivery of a manually executed counterpart of this Waiver and Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                              SCHEIN PHARMACEUTICAL, INC.,


                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent and Issuing Bank,


                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK,

                              by
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              THE BANK OF NOVA SCOTIA,

                              by /s/ John Campbell
                                 -----------------------------------------------
                                 Name:  John Campbell
                                 Title: Managing Director

                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:


                                         BAYERISCHE HYPOTHEKEN-UND WECHSEL-
                                         BANK AKTIENGESSELLSCHAFT, NEW YORK
                                         BRANCH,

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:


                                         COMERICA BANK,

                                         by /s/ Ashley S. Yashin
                                            ------------------------------------
                                            Name:  Ashley S. Yashin
                                            Title: Account Officer


                                         COMMERCIAL LOAN FUNDING TRUST I,

                                              by LEHMAN COMMERCIAL PAPER, INC.,
                                              not in its individual capacity but
                                              solely as Administrative Agent

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:


                                         COMMERZBANK AKTIENGESELLSHAFT, NEW
                                         YORK BRANCH,

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:


                                         BAYERISCHE HYPOTHEKEN-UND WECHSEL-
                                         BANK AKTIENGESSELLSCHAFT, NEW YORK
                                         BRANCH,

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:


                                         COMERICA BANK,

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:


                                         COMMERCIAL LOAN FUNDING TRUST I,

                                              by LEHMAN COMMERCIAL PAPER, INC.,
                                              not in its individual capacity but
                                              solely as Administrative Agent

                                         by /s/ William J. Gallagher
                                            ------------------------------------
                                            Name:  WILLIAM J. GALLAGHER
                                            Title: AUTHORIZED SIGNATORY


                                         COMMERZBANK AKTIENGESELLSHAFT, NEW
                                         YORK BRANCH,

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:


                                         BAYERISCHE HYPOTHEKEN-UND WECHSEL-
                                         BANK AKTIENGESSELLSCHAFT, NEW YORK
                                         BRANCH,

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:


                                         COMERICA BANK,

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:


                                         COMMERCIAL LOAN FUNDING TRUST I,

                                              by LEHMAN COMMERCIAL PAPER, INC.,
                                              not in its individual capacity but
                                              solely as Administrative Agent

                                         by
                                            ------------------------------------
                                            Name:
                                            Title:


                                         COMMERZBANK AKTIENGESELLSHAFT, NEW
                                         YORK BRANCH,

                                         by /s/ Andrew R. Campbell
                                            ------------------------------------
                                            Name:  Andrew R. Campbell
                                            Title: Assistant Vice President

                                         by /s/ G. Rod McWalters
                                            ------------------------------------
                                            Name:  G. Rod McWalters
                                            Title: Senior Vice President

                                         COOPERATIEVE CENTRALE RAIFFEIFEN-
                                         BOERENLEENBANK, B.A., "RABOBANK
                                         NEDERLAND", NEW YORK BRANCH,


                                         by /s/ Nancy J. O'Connor
                                            ------------------------------------
                                            Name:  Nancy J. O'Connor
                                            Title: Vice President


                                         by /s/ Richard [ILLEGIBLE]
                                            ------------------------------------
                                            Name:  Richard [ILLEGIBLE]
                                            Title: V.P

                                     DEUTSCHE BANK, A.G., NEW YORK AND/OR CAYMAN
                                     ISLAND BRANCHES,

                                     by /s/ Iain Stewart
                                        ----------------------------------------
                                        Name:  Iain Stewart
                                        Title: Vice President

                                     by /s/ [ILLEGIBLE] Spear
                                        ----------------------------------------
                                        Name:  [ILLEGIBLE] Spear
                                        Title: Director


                                     DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                     CAYMAN ISLAND BRANCH,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     FIRST UNION NATIONAL BANK,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     FLEET BANK, N.A. (formerly known as
                                     NatWest Bank, N.A.),

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     KEYBANK NATIONAL ASSOCIATION,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     DEUTSCHE BANK, A.G., NEW YORK AND/OR CAYMAN
                                     ISLAND BRANCHES,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, AG
                                     CAYMAN ISLAND BRANCH,

                                     by /s/ Sabine Wendt
                                        ----------------------------------------
                                        Name:  SABINE WENDT
                                        Title: Vice President

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     FIRST UNION NATIONAL BANK,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     FLEET BANK, N.A. (formerly known as
                                     NatWest Bank, N.A.),

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     KEYBANK NATIONAL ASSOCIATION,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     DEUTSCHE BANK, A.G., NEW YORK AND/OR CAYMAN
                                     ISLAND BRANCHES,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, AG
                                     CAYMAN ISLAND BRANCH,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     FIRST UNION NATIONAL BANK,

                                     by /s/ Stuart Kratter
                                        ----------------------------------------
                                        Name:  STUART KRATTER
                                        Title: SVP


                                     FLEET BANK, N.A. (formerly known as
                                     NatWest Bank, N.A.),

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     KEYBANK NATIONAL ASSOCIATION,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     DEUTSCHE BANK, A.G., NEW YORK AND/OR CAYMAN
                                     ISLAND BRANCHES,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, AG
                                     CAYMAN ISLAND BRANCH,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     FIRST UNION NATIONAL BANK,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     FLEET BANK, N.A. (formerly known as
                                     NatWest Bank, N.A.),

                                     by /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: VICE PRESIDENT


                                     KEYBANK NATIONAL ASSOCIATION,

                                     by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                           MELLON BANK, N.A.,

                                           by /s/ Walter J. Letts
                                              ----------------------------------
                                              Name:  WALTER J. LETTS
                                              Title: VICE PRESIDENT


                                           PNC BANK, N.A.,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           SOCIETE GENERALE, NEW YORK BRANCH,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           SUMMIT BANK,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           WESTDEUTSCHE LANDESBANK GIROZENTRALE,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                           MELLON BANK, N.A.,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           PNC BANK, N.A.,

                                           by  /s/ Michael Nardo
                                              ----------------------------------
                                              Name:  Michael Nardo
                                              Title: Vice President


                                           SOCIETE GENERALE, NEW YORK BRANCH,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           SUMMIT BANK,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           WESTDEUTSCHE LANDESBANK GIROZENTRALE,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                           MELLON BANK, N.A.,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           PNC BANK, N.A.,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           SOCIETE GENERALE, NEW YORK BRANCH,

                                           by /s/ Cynthia A. Jay
                                              ----------------------------------
                                              Name:  Cynthia A. Jay
                                              Title: Managing Director


                                           SUMMIT BANK,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           WESTDEUTSCHE LANDESBANK GIROZENTRALE,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                           MELLON BANK, N.A.,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           PNC BANK, N.A.,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           SOCIETE GENERALE, NEW YORK BRANCH,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           SUMMIT BANK,

                                           by /s/ Christopher P. Klegkowski
                                              ----------------------------------
                                              Name:  Christopher P. Klegkowski
                                              Title: SVP


                                           WESTDEUTSCHE LANDESBANK GIROZENTRALE,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                           MELLON BANK, N.A.,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           PNC BANK, N.A.,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           SOCIETE GENERALE, NEW YORK BRANCH,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           SUMMIT BANK,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           WESTDEUTSCHE LANDESBANK GIROZENTRALE,

                                           by /s/ Richard J. Pearse
                                              ----------------------------------
                                              Name:  Richard J. Pearse
                                              Title: Managing Director

                                           by /s/ Elisabeth R. Wilds
                                              ----------------------------------
                                              Name:  Elisabeth R. Wilds
                                              Title: Associate

                                           BAYERISCHE HYPO-UND
                                           VEREINSBANK AG

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           COMMERZBANK AG, NEW YORK
                                           BRANCH

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           BAYERISCHE LANDESBANK
                                           GIROZENTRALE,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:


                                           DRESDNER BANK AG, NEW YORK
                                           AND GRAND CAYMAN ISLANDS,

                                           by /s/ John P. Fieseler
                                              ----------------------------------
                                              Name:  John P. Fieseler
                                              Title: Senior Vice President

                                           /s/ Patrick A. Keleher
                                           -------------------------------------
                                           Name:  PATRICK A. KELEHER
                                           Title: Vice President